Exhibit 99.2

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	September 15, 2004	Closing Date:	October 19, 2000

Collection Period Begin Date:	August 1, 2004	Previous Distribution Date:	August 16, 2004
Collection Period End Date:	August 31, 2004	Previous Collection Period End Date:	July 31, 2004

A. Initial Bond Characteristics

		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP
i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B. Bond Balances

		Balance as of		% of Original Balance		Unpaid Interest 08/16/04	Unpaid Interest 09/15/04
		08/16/04	9/15/04	08/16/04	9/15/04
i.	Class A-1 Notes	$0	$0	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	—	—	0.00%	0.00%	—	—
iv.	Class A-4 Notes	5,120,182	—	4.94%	0.00%	—	—
v.	Class B Notes	28,510,000	—	100.00%	0.00%	—	—
vi.	Class C Notes	14,260,000	—	100.00%	0.00%	—	—

C. Reserve Account

i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D. Servicing

i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	September 15, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	August 1, 2004	Previous Distribution Date:	August 16, 2004
Collection Period End Date:	August 31, 2004	Previous Collection Period End Date:	July 31, 2004

E. Portfolio Characteristics

		Initial Balance 9/30/00	Balance as of		Percent of Original as of
			07/31/04	08/31/04	07/31/04	08/31/04
i.	Principal Balance	$950,415,639	$47,890,182	$42,724,542	5.04%	4.50%
ii.	Number of Contracts	73,293	11,070	10,345	15.10%	14.11%
iii.	Weighted Average Coupon (WAC)	9.44%	9.64%	9.65%
iv.	Weighted Average Original Term	61.40	64.74	64.88
v.	Weighted Average Remaining Term	49.40	15.18	14.46
vi.	Weighted Average Seasoning	12.00	49.56	50.42

F. Portfolio Performance

		# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		07/31/04	08/31/04	07/31/04	08/31/04	07/31/04	08/31/04	07/31/04	08/31/04
i.	30-59 Days Delinquent	335	323	3.03%	3.12%	$1,698,427	$1,679,877	3.55%	3.93%
ii.	60-89 Days Delinquent	95	123	0.86%	1.19%	411,316	570,685	0.86%	1.34%
iii.	90-119 Days Delinquent	36	42	0.33%	0.41%	116,555	131,892	0.24%	0.31%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	4	5	0.04%	0.05%	20,830	22,200	0.04%	0.05%
vi.	Repo In Inventory (Not Charged-Off)	7	6	0.06%	0.06%	36,720	43,554	0.08%	0.10%
vii.	Gross Charge-Offs in Period	15	24	0.14%	0.23%	66,166	76,006	0.14%	0.18%

G. Portfolio Charge-Offs

		$		% of Original Balance
		07/31/04	08/31/04	07/31/04	08/31/04
i.	Gross Charge-Offs In Period	$66,166	$76,006	0.007%	0.008%
ii.	Cumulative Gross Charge-Offs	15,635,057	15,711,062	1.645%	1.653%
iii.	Net Losses In Period	(29,013)	(65,126)	-0.003%	-0.007%
iv.	Cumulative Net Losses	8,986,361	8,921,235	0.946%	0.939%

H. Pool Collections

i.	Borrower Interest Collections	$393,560.20
ii.	Borrower Principal Collections	5,053,349.45
iii.	Net Liquidation Proceeds	23,132.79
iv.	Recoveries	141,131.81
v.	Repurchase Amounts (Interest)	117.53
vi.	Repurchase Amounts (Principal)	13,152.66
vii.	Total Interest Collections	393,677.73
viii.	Total Principal Collections	5,230,766.71

I. Pool Balance Reconciliation

i.	Beginning Pool Balance	$47,890,182.26
ii.	Pool Balance Reductions from Principal Collections	5,089,634.90
iii.	Gross Charge-Offs In Period	76,005.83
iv.	Ending Pool Balance	42,724,541.53

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	September 15, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	August 1, 2004	Previous Distribution Date:	August 16, 2004
Collection Period End Date:	August 31, 2004	Previous Collection Period End Date:	July 31, 2004

J. Total Available

i.	Total Pool Collections		$5,624,444.44
i(a)	Clean-Up Call		$42,724,541.53
ii.	Reinvestment Income from Reserve Account		5,372.14
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		$48,354,358.11

K. Waterfall

		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid
	Servicing Fee	$39,908.49
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	39,908.49	$39,908.49	$48,354,358.11	$7,128,117.29	$0.00	$39,908.49

ii.	Class A Notes Interest Distribution		28,843.69	48,314,449.62	7,128,117.29	0.00	28,843.69

	Class A Notes Balance	5,120,182.26
	Pool Balance	42,724,541.53

iii.	First Priority Principal Distribution	0.00	0.00	48,285,605.93	7,128,117.29	0.00	0.00

iv.	Class B Notes Interest Distribution		168,209.00	48,285,605.93	7,128,117.29	0.00	168,209.00

	Class A and B Notes Balance	33,630,182.26
	Pool Balance	42,724,541.53

v.	Second Priority Principal Distribution	0.00	0.00	48,117,396.93	7,128,117.29	0.00	0.00

vi.	Class C Notes Interest Distribution		88,412.00	48,117,396.93	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	48,028,984.93			0.00

	Outstanding Money Market Securities	0.00
	Total Notes Balance	47,890,182.26
	Specified Credit Enhancement Amount	7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	0.00
	Target Securities Balance	42,724,541.53

viii.	Regular Principal Distribution	5,165,640.73	5,165,640.73	48,028,984.93			5,165,640.73

Viii(a).	Clean-up Call Redemption of Notes		42,724,541.53	42,863,344.20			42,724,541.53

ix.	Release to Seller		138,802.67	138,802.67	7,128,117.29		138,802.67

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	September 15, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	August 1, 2004	Previous Distribution Date:	August 16, 2004
Collection Period End Date:	August 31, 2004	Previous Collection Period End Date:	July 31, 2004

L. Bond Interest Distributions

	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall
Total Class A Notes			$28,843.69	$—	$—	$28,843.69	$28,843.69	$—
Class A-1 Notes	6.745%	32	—	—	—	—	—	—
Class A-2 Notes	6.70%	30	—	—	—	—	—	—
Class A-3 Notes	6.67%	30	—	—	—	—	—	—
Class A-4 Notes	6.76%	30	28,843.69	—	—	28,843.69	28,843.69	—
Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M. Bond Principal Distributions

First Priority Principal Distribution	$—
Second Priority Principal Distribution	—
Regular Principal Distribution	5,165,640.73
Clean-up Call Redemption of Notes	42,724,541.53

Total Principal Distribution	47,890,182.26
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	—
Class A-4 Notes Principal Distribution	5,120,182.26
Class B Notes Principal Distribution	28,510,000.00
Class C Notes Principal Distribution	14,260,000.00